Exhibit 99.4

U.S. RARE EARTH MINERALS, INC.

FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2018

(UNaudited)

INDEX TO THE FINANCIAL STATEMENTS

Page
Financial Statements

Balance Sheets	D-1

Statement of Operations	D-2

Statement of Cash Flows	D-3

Notes to Financial Statements	D-4

U.S. RARE EARTH MINERALS, INC.

BALANCE SHEETS

	June 30,	December 31,
	2018	2017
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$1,368	$15,274
Accounts receivable	4,800	22,959
Inventory	6,594	5,264
Total current assets	12,762	43,497

Property and Equipment, Net of Accumulated Depreciation of $288,265 and $283,902 respectively	673,445	682,171

Total assets	$686,207	$725,668

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued expenses	2,435	$11,304
Accounts payable- related party	9,198	9,898
Shareholder Advance	-	22,700
Deferred revenue	-	4,800
Accrued interest	28,476	24,576
10% Series A Senior (non-subordinated) debentures	5,000	5,000
Loan payable	25,000	25,000
Notes Payable	80,000	80,000
Total current liabilities and total liabilities	150,109	183,278

STOCKHOLDERS’ EQUITY (DEFICIT):
Class A Preferred stock: $0.001 par value; 50,000,000 authorized, 440,500 shares issued and outstanding as of June 30, 2018 and December 31, 2017	441	441
Common stock: $0.001 par value; 300,000,000 authorized, 110,436,350 and 105,416,350 shares issued and outstanding as of June 30, 2018 and December 31, 2017, respectively	110,436	105,416
Additional paid in capital	14,771,741	14,637,720
Accumulated deficit	(14,346,520)	(14,201,187)
Total stockholders’ equity (deficit)	536,098	542,390

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$686,207	$725,668

The accompanying notes are an integral part of these unaudited financial statements.

D-1

U.S. RARE EARTH MINERALS, INC.

STATEMENTS OF OPERATIONS

(UNaudited)

	For the 3 Months Ended		For the 6 Months Ended
	June 30,	June 30,	June 30,	June 30,
	2018	2017	2018	2017

REVENUES	$20,310	$39,472	$33,626	$46,909
Cost of goods sold	8,115	19,396	23,364	33,305
Gross Profit	12,195	20,076	10,262	13,604

OPERATING EXPENSES:
General, selling and administrative expenses	124,865	278,543	150,595	334,942
Total operating expenses	124,865	278,543	150,595	334,942

Operating Income (Loss)	(112,670)	(258,467)	(140,333)	(321,338)

Other income (expense):
Interest expense	(3,050)	(1,950)	(5,000)	(3,900)
Total other expense	(3,050)	(1,950)	(5,000)	(3,900)

Net Income (Loss)	$(115,720)	$(260,417)	$(145,333)	$(325,238)

Net Income (Loss) per common share - basic and diluted	$(0.00)	$(0.01)	$(0.00)	$(0.01)

Weighted average of common shares outstanding	108,653,493	31,866,899	107,043,864	27,863,864

See accompanying notes to the unaudited financial statements.

D-2

U.S. RARE EARTH MINERALS, INC.

STATEMENTS OF CASH FLOWS

(UNaudited)

	For the Six Months Ended
	June 30,	June 30,
	2018	2017
Cash Flows From Operating Activities:
Net Loss	$(145,333)	$(325,238)
Adjustments to reconcile net loss to net cash provided By (used in) operations:
Depreciation	8,726	8,795
Stock for services	111,141	222,000
Stock for interest on debt settlement	1,100	-
Changes in assets and liabilities:
Decrease (Increase) accounts receivable	18,159	9,600
Decrease (Increase) inventory	(1,330)	620
Increase (Decrease) accounts payable and accrued expenses	(4,369)	7,343
Increase (Decrease) accounts payable – related party	(700)	61,540
Increase (Decrease) accrued interest	3,900	3,900
Increase in deferred revenue	(4,800)	-
Net cash provided by (used in) operating activities	(13,506)	(11,440)

Cash Flows From Investing Activities:	-	-

Cash Flows From Financing Activities:
Bank overdraft	-	348
Repayment of shareholder advances	(400)	-
Net cash provided by financing activities	(400)	348

Net increase (decrease) in cash	(13,906)	(11,092)
Cash, beginning of period	15,274	11,092
Cash, end of period	$1,368	$-

Cash paid for:
Income Taxes	$-	$-
Interest	$-	$-

Supplemental schedule of non-cash activities:
Shares issued for Accounts payable – related party	$4,500	$-
Forgiveness of Accounts payable – related party	$9,618	$-
Shares issued for mining claims – related party	$12,682	$-

The accompanying notes are an integral part of these unaudited financial statements.

D-3

U.S. RARE EARTH MINERALS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2018

(UNAUDITED)

Note 1. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on substantially the same basis as the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2017. Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to the Securities and Exchange Commission (SEC) rules and regulations regarding interim financial statements. All amounts included herein related to the financial statements as of the six months ended June 30, 2018, are unaudited and should be read in conjunction with the audited financial statements and the notes there to include in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

In the opinion of management, the accompanying financial statements include all necessary adjustments for the fair presentation of the Company’s financial position, results of operations and cash flows. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for any subsequent interim period or for the full fiscal year ending December 31, 2018.

U.S. Rare Earth Minerals, Inc. was incorporated in the state of Nevada on September 9, 2008.

As used in these Notes to the Financial Statements, the terms the “Company”, “we”, “us”, “our” and similar terms refer to U. S. Rare Earth Minerals, Inc.

Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. To date, the Company has generated minimal revenue and has a working capital deficiency of $137,347 as of June 30, 2018. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty. We will need to raise funds or implement our business plan to continue operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital sufficient to meet its minimal operating expenses by seeking equity and/or debt financing. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon among other things; its ability to successfully accomplish the plans described in the preceding paragraph and eventually begin operations in accordance with its business plan. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Recent Accounting Pronouncements

From time to time new accounting pronouncements are issued by the Financial Accounting Standards Board or other standard setting bodies that may have an impact on the Company’s accounting and reporting. The Company believes that such recently issued accounting pronouncements and other authoritative guidance for which the effective date is in the future will not have an impact on its accounting or reporting or that such impact will not be material to its financial position, results of operations and cash flows when implemented.

D-4

U.S. RARE EARTH MINERALS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2018

(UNAUDITED)

Note 2. Capital Stock

On February 27, 2015, the Company filed a Certificate of Change with the Nevada Secretary of State changing the number of authorized common shares from 6,000,000 to 300,000,000. The Company is currently authorized to issue 50,000,000 shares of its $0.001 par value preferred stock and 300,000,000 shares of its $0.001 par value common shares.

The Company formally filed a Certificate of Designation authorizing 500,000 of the 50,000,000 authorized preferred shares to be designated as $0.001 par value, Class “A” 6% Cumulative, Convertible Voting Preferred Stock with the Nevada Secretary of State on December 31, 2013.

The preferred stock ranks senior to the common stock of the Company in each case with respect to dividend distribution and distributions of assets upon liquidation, dissolution or winding up of the Company whether voluntary or involuntary.

These shares are issued as Class “A” 6% Cumulative, Convertible Voting Preferred Stock. Each share is valued at $1.00 per share for purposes of calculating interest and for conversion purposes and accrues interest at 6% per annum from the date of issue. Interest is cumulative for a maximum of two years and compounds annually. Interest accrued thereon shall become due and payable and shall be paid by the Company on or prior to thirty (30) days after the second anniversary of issue date and each consecutive two-year period thereafter.

As of June 30, 2018, and 2017, a total of $126,618 and $94,517 has not been declared by the Company, respectively.

Each share is convertible at any time from date of issue into five (5) shares of Company common stock. Each share shall be entitled to five (5) votes that may be cast by the holder at any shareholder meeting or event requiring a shareholder vote. All interest accrued to date of conversion will be paid by Company to holder within sixty (60) days of date of conversion by holder. These shares are callable by the Company at any time after three (3) years from date of issue at $1.00 plus accrued but unpaid interest unless previously converted.

As of June 30, 2018, and December 31, 2017, there were 440,500 shares of Class “A” 6% Cumulative, Convertible Voting Preferred Stock issued and outstanding, respectively.

Share issuances during the fiscal year ended December 31, 2017

On January 13, 2017, 4,350,000 common shares were cancelled.

On April 25, 2017, the Company issued 8,100,000 shares of common stock to 3 directors and various consultants for past services rendered. The fair value of these shares is $0.02 per share based on the stock price; thus $162,000 was recognized as stock-based compensation. Also, on that date, the Company issued 3,000,000 shares of common stock to two consultants. The fair market value of these shares is $0.02 per share based on the stock price; thus $60,000 was recognized as stock-based compensation.

On November 18, 2017, the Company issued 67,500,000 shares of its unregistered Common Stock to a related party as consideration for acquisition of nine (9) Unpatented Placer Mining Claims valued at $675,000 by the Company and 3,000,000 shares of unregistered Common Stock as payment for outstanding accounts payable- related party valued at $30,000 and the remaining balance of $224,372 of the debt was forgiven and recorded to additional paid-in capital.

Share issuances during the six months ended June 30, 2018

On April 12, 2018, the Company issued 845,454 shares of the Company’s common stock to a director and a former director and officer, in respect of $27,900 in outstanding advances and accrued interest thereon, as well as outstanding accounts payable. Included in the amount settled was $22,300 in advances payable, $4,500 in accounts payable and $1,100 in accrued interest. The fair market value of the shares on issue date was $0.018 per share, or $15,218, and therefore the Company has recorded forgiveness of debt in respect to the transaction of $12,682, which amount has been allocated to Additional Paid in Capital.

On April 12, 2018, the Company issued a total of 1,174,546 shares of the Company’s common stock to a director and a former director for services rendered. The fair market value of the shares on the date of issue was $0.018 per share based on the Company’s quoted market price on OTCMarkets; therefore, the Company recorded $21,142 as stock-based compensation in respect of the issued shares.

D-5

U.S. RARE EARTH MINERALS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2018

(UNAUDITED)

Note 2. Capital Stock (continued)

On May 16, 2018, the Company issued 3,000,000 shares of common stock to our Chairman, CFO and Secretary/Treasurer in respect of services rendered. The fair market value of the shares was $0.03 per share on the date of issue based on the Company’s quoted market price on OTCMarkets; therefore, $90,000 was recognized as stock-based compensation in respect of this share issuance.

As of June 30, 2018, and December 31, 2017, there were 110,436,350 and 105,416,350 shares of common stock issued and outstanding, respectively.

Note 3. Notes and Debentures Payable, Loan Payable

In 2009, the Company received multiple set of funds and the terms of each note payable are set forth: $5,000 note payable due upon demand and then in 2013 an $80,000 note bearing 6% per annum, simple interest, payable on or before August 23, 2013. The Company and note holders are in discussions with respect to the payoff of the notes as they both are in default.

We have two short-term loans totaling $25,000 at June 30, 2018 and December 31, 2017. These loans came due in 2012 and as of June 30, 2018 and December 31, 2017, are in default. These notes accrue interest at a rate of 10% per annum.

During the six months ended June 30, 2018 and 2017, the Company has recorded accrued interest of $3,900 and $3,900 respectively, in relation to the aforementioned loans, which amounts are included in the $28,476 and $24,576 as “Accrued interest” on the Company’s balance sheets.

Note 4. Related Party Transactions

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest. The Company has not formulated a policy for the resolution of such conflicts.

As of June 30, 2018, and December 31, 2017, the Company had an outstanding payable of $9,198 to a company owned by the CEO for packaging services provided in year 2017.

On July 11, 2017 Nathan Marks was appointed as Director and his company is also a customer. The Company had no sales during the six month periods ended June 30, 2018 and 2017 to this company.

The Company made payments of $700 to M. Strata, LLC during the six months ended June 30, 2018. As of June 30, 2018, and December 31, 2017, the Company owed M. Strata, LLC $nil and $700 related to tonnage fees, respectively.

On April 12, 2018, the Company accepted the resignation of CFO, Secretary/Treasurer and Director Donita R. Kendig. Concurrently, the Board of Directors authorized the issuance of a severance bonus for Ms. Kendig by way of 556,364 shares. (ref: Note 2). Concurrently, the Board of Directors appointed our Chairman and Director of the Company, Larry Bonafide to fill the position of Chief Financial Officer, and Secretary/Treasurer. Mr. Bonafide will also continue as Chairman.

On April 12, 2018, the Board of Directors authorized the issuance of 618,182 shares of the Company’s common stock to D. Quincy Farber, Officer and Director, for past services rendered. (ref: Note 2)

On May 16, 2018 the Company issued 3,000,000 shares of common stock to Mr. Larry Bonafide, our Chairman, CFO and Secretary/Treasurer in respect of services rendered. (re: Note 2)

D-6

U.S. RARE EARTH MINERALS, INC.

NOTES TO FINANCIAL STATEMENTS

AS AT JUNE 30, 2018

(UNAUDITED)

Shareholder Advances

During the year ended December 31, 2017, two shareholders, officers and directors, advanced $22,700 to the Company to help pay for operating expenses. The advances have no specific terms of repayment.

During the six months ended June 30, 2018, the Company made payments of $400 to reduce the balance payable.

On April 12, 2018, the Company issued 845,454 shares of the Company’s common stock to two shareholders, officers and directors in respect of a cumulative amount of $27,900 in outstanding advances and accrued interest thereon. Included in the total amount settled was $22,300 in advances payable, $1,100 in accrued interest and $4,500 from accounts payable – related party. (ref: Note 2)

Note 5. Commitments and Contingencies

The Company has been advised by the Bureau of Land Management that it must prepare and submit an amended plan of remediation for Eagle 4 and related areas where mining and related activities are being conducted and also will be required to submit an environmental assessment as well which will interrupt mining activities. The amended plan of remediation to be submitted may result in increasing the amount of the bond presently posted by the Company. In addition, the Company has been advised by the BLM that it owes the BLM for materials removed from the mine site in prior years. The amounts have not been determined. Management estimates that the cost to be minimal and possibly zero. The Company and the BLM are waiting also for the Army Corps of Engineers to determine if a drainage ditch adjacent to the mine site is a stream, which is regulated by them. As of June 30, 2018, no determination has been made by the Army Corps of Engineers. No communication has been received from the Army Corps of Engineers since May 2014.

The Company’s Attorney continues an ongoing dialogue with the Bureau of Land Management and hopes to reach an agreement over an alleged water diversion on U.S. Rare Earth Minerals, Inc. Panaca, NV BLM mine site. It is hoped that the Army Corps of Engineers will soon visit the site and render a decision.

Note 6. Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through the date that the financial statements were issued and determined that there are no additional subsequent events to disclose.

D-7